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                    AMENDMENT TO REVOLVING CREDIT AGREEMENT


     AMENDMENT TO REVOLVING CREDIT AGREEMENT, dated as of February 29, 2000 (this "Amendment"), between MERISTAR H & R OPERATING COMPANY, L.P. ("Borrower") and MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P. ("Lender").


                                   RECITALS

     A. Lender and Borrower are parties to that certain Revolving Credit Agreement, dated as of August 3, 1998 (the "Credit Agreement").

     B. Borrower is entering into that certain Senior Secured Credit Agreement (the "Senior Loan Agreement"), of even date herewith, with Societe General, Southwest Agency, as arranger and administrative agent, Citibank/Salomon Smith Barney, syndication agent, Lehman Bothers, Inc. as documentation Agent, and the other lenders named therein (collectively, the "Senior Lenders").

     C. Lender is entering into that certain Intercreditor Agreement (the "Intercreditor Agreement"), of even date herewith, with the Senior Lenders.

     D. Borrower and Lender desire to amend the Credit Agreement in certain respects.

     NOW, THEREFORE, Borrower and Lender agree as follows:

     1. Section 1.01 of the Credit Agreement is hereby amended by amending the definitions of "Applicable Margin," "Commitment," "Financial Institution Senior Indebtedness," "Maturity Date," and "Senior Indebtedness" to read in their entirety as follows:

     "Applicable Margin" means 6.50%.

     "Commitment" means $50,000,000.

     "Financial Institution Senior Indebtedness" means the Indebtedness evidenced by the Senior Loan Agreement and any modification, extension, refinancing, or replacement thereof, provided that the maximum principle amount thereof shall not exceed $100,000,000.

     "Maturity Date" shall mean the date 91 days after the maturity date of the Financial Institution Senior Indebtedness, as the same may be extended from time to time.

     "Senior Indebtedness" shall mean the Financial Institution Senior Indebtedness.

     2. Section 2.01 of the Credit Agreement is hereby amended by adding the words "but no more often than once in any calendar month" after the word "Borrower" in the second line thereof.

     3. Section 2.06(b) of the Credit Agreement is hereby amended by (a) changing the amount of "$500,000" to "1,000,000" in the last line thereof and adding at the end of such section: "Notwithstanding the foregoing, Borrower may not make an optional prepayment more than once in any calendar month."
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     4.  A new Section 2.09  is hereby added to the Credit Agreement to read as follows:

     "Section 2.09   Unused Commitment Fee.  Borrower shall pay to Lender an
     annual fee (payable in quarterly installments) for the unused portion (the "Unused Portion") of the Commitment (based on the average daily amount outstanding during each Fiscal Quarter) in an amount equal to (a) .5%, if the Unused portion is less than 50% of the Commitment or (b) .375%, if the Unused Portion is equal to or greater than 50% of the Commitment.

     5. Section 6.05 of the Credit Agreement is hereby amended by changing the amount of "$50,000,000" to "$25,000,000."

     6. Article VII of the Credit Agreement is hereby amended in its entirety to read as follows:

                             "FINANCIAL COVENANTS

     So long as any Note or any amount under any Credit Document shall remain unpaid, or the Lender shall have any Commitment hereunder, unless the Lender shall otherwise consent in writing, the Borrower agrees to cause the Parent to comply with the following covenants:

     Section 7.01 Senior Interest Coverage Ratio. The Parent shall maintain at the end of each Rolling Period (a) for the Rolling Periods ending on September 30, 1998 through September 30, 1999 a Senior Interest Coverage Ratio of not less than 2.5 to 1.0, (b) for the Rolling Period ending December 31, 1999 through December 31, 2001 a Senior Interest Coverage Ratio of not less than 2.75 to 1.0 and (c) for each Rolling Period thereafter a Senior Interest Coverage Ratio of not less than 3.25 to 1.

     Section 7.02 Total Interest Coverage Ratio. The Parent shall maintain at the end of each Rolling Period (a) for the Rolling Periods ending on September 30, 1998 through December 31, 2001, a Total Interest Coverage Ratio of not less than 2.0 to 1.0 and (b) for any Rolling Period thereafter, a Total Interest Coverage Ratio of not less than 2.5 to 1.0.

     Section 7.03 Senior Fixed Charge Ratio. The Parent shall maintain at the end of each Rolling Period (a) for the Rolling Periods ending on September 30, 1998 through September 30, 1999 a Senior Fixed Charge Ratio of not less than 2.0 to 1.0, (b) for the Rolling Periods ending on December 31, 1999 through December 31, 2001, a Senior Fixed Charge Ratio of not less than 2.5 to 1.0, and (c) for any Rolling Period thereafter, a Senior Fixed Charge Ratio of not less than 1.5 to 1.0

     Section 7.04 Total Fixed Charge Ratio. The Parent shall maintain at the end of each Rolling Period (a) for the Rolling Periods ending on September 30, 1998 to September 30, 1999, a Total Fixed Charge Ratio of not less than 1.75 to 1.0, (b) for the Rolling Periods ending on December 31, 1999 to December 31, 2001, a Total Fixed Charge Ratio of not less than 2.0 to 1.0, and (c) for any Rolling Period thereafter, a Total Fixed Charge Ratio of not less than 1.5 to 1.0.

     Section 7.05 Senior Indebtedness Leverage Ratio. The Parent shall not on any date permit the Senior Indebtedness Leverage Ratio to exceed (a) for the Rolling Periods ending on September 30, 1998 through September 30, 1999, 4.0 to 1.0, (b) at any time thereafter through December 31, 2001, 3.00 to one and (c) at any time thereafter, 1.50 to 1.0.

     Section 7.06 Leverage Ratio. The Parent shall not on any date permit the Leverage Ratio to exceed (a) prior to December 31, 1998 5.5 to 1, (b) from December 31, 1998 to June 30, 1999, 5.0 to 1.0, (c) from July 1, 1999 to
September 30, 1999, 4.5 to 1.0, (d) from December 31, 1999 through December 31, 2001, 4.0 to 1 and (e) thereafter, 3.5 to 1."
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     7.  Section 8.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

        "Agreement to Subordinate. The Lender agrees that Indebtedness for Borrowings under this Agreement represented by the Notes shall be subordinated in right of payment, to the extent and in the manner provided in the Intercreditor Agreement, to the prior payment in full of all Financial Institution Senior Indebtedness. The Lender further agrees that in connection with any replacement or refinancing of he Financial Institution Senior Indebtedness which is permitted by this Agreement, it shall enter into a new intercreditor or subordination agreement on terms substantially similar to the Intercreditor Agreement."

     8. Sections 8.02 through 8.06, inclusive, are hereby deleted from the Credit Agreement.

     9. Section 9.01(j) of the Credit Agreement is hereby amended by deleting clause "(c)" thereof.

     10. Section 10.02 of the Credit Agreement is hereby amended by changing "James C. Calder" to "Alex Lombardo."

     11. As amended hereby, the Credit Agreement and each "Credit Document" (as defined in the Credit Agreement) is ratified and shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                MERISTAR H & R OPERATING COMPANY, L.P.

                                By:  MeriStar Hotels & Resorts, Inc.,
                                     its general partner


                                By:
                                   -------------------------------------
                                   Name:
                                   Title:


                                MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.

                                By:  MeriStar Hospitality Corporation,
                                     its general partner


                                By:
                                   -------------------------------------
                                   Name:
                                   Title: